UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 1, 2004



                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                 (State or other jurisdiction of incorporation)



       001-15649                                         760494995
       ---------                                         ---------
(Commission File Number)                    (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 538-6000
              (Registrant's telephone number, including area code)

Item 5.02. Appointment of New Chief Financial Officer; Resignation of Previous
           Chief Financial Officer.

     On November 8, 2004, Eagle Broadband, Inc. (the "Company") hired Eric Blachno to serve as the Company's Chief Financial Officer. Previous Chief Financial Officer, Richard Royall, resigned on November 1, 2004 to pursue other interests. Royall will continue to serve as a consultant to the company.

Item 9.01. Financial Statements and Exhibits

      (c)  Exhibits

The following exhibits are to be filed as part of this 8-K:

     EXHIBIT NO.             IDENTIFICATION OF EXHIBIT
     ----------              -------------------------

       99.1                  Press Release dated November 9, 2004




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         EAGLE BROADBAND, INC.


                                                         By: /s/ DAVID WEISMAN
                                                         ---------------------
                                                         Chief Executive Officer


DATE: November 8, 2004

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1              Press Release dated November 9, 2004.